EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anita Britt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perry Ellis International, Inc. on Form 10-K for the fiscal year ended January 28, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d))and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Perry Ellis International, Inc.

April 12, 2012

By:	/s/ Anita Britt
Name: Anita Britt
Title: Chief Financial Officer
(Principal Financial Officer)